SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2000
                                                 --------------------

                       RAMTRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                    0-17739
                          (Commission File Number)

                                84-0962308
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921 (719) 481-7000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5  -  OTHER EVENTS:

On May 11, 2000, Ramtron International Corporation along with its subsidiary, Enhanced Memory Systems, announced an agreement to acquire by way of a merger, privately held, Mushkin Inc. (Denver, CO), a leading e-commerce distributor of high performance computer components. Mushkin supplies a wide range of memory module products (DRAM and Flash Memory including proprietary modules for Adaptec, Sun, and Cisco Systems) and rack-mount components. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Form Financial Information - Not Applicable
     (c)  Exhibits.  The following exhibits are furnished as part of this report:

               Exhibit        Description
               -------        -----------

               99.1           Press Release dated May 11, 2000.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ LuAnn D. Hanson
                                              ------------------------------
                                              LuAnn D. Hanson
                                              Acting CFO
Dated May 16, 2000

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